EXHIBIT 99.1

                                POWER OF ATTORNEY

         The undersigned hereby appoints Michael Koeneke and David Meyer, or either of them, his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, any amendments thereto or any related documentation which may be required to be filed in his individual capacity as a result of the undersigned's direct or indirect beneficial ownership of, or participation in a group with respect to, shares of common stock of Sharper Image Corporation, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof. The authority of Michael Koeneke and David Meyer, or either of them, under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedule 13Ds unless revoked earlier in writing.

Date: March 8, 2006

                                      /s/ Michael Koeneke
                                      ------------------------------------------
                                      Michael Koeneke


                                      /s/ David Meyer
                                      ------------------------------------------
                                      David Meyer


                                      /s/ Michael Glazer
                                      ------------------------------------------
                                      Michael Glazer


                                      /s/ David R. Glew
                                      ------------------------------------------
                                      David R. Glew


                                      /s/ Jerry W. Levin
                                      ------------------------------------------
                                      Jerry W. Levin


                                      /s/ Peter M. Weil
                                      ------------------------------------------
                                      Peter M. Weil


                                      /s/ Andrea Weiss
                                      ------------------------------------------
                                      Andrea Weiss